Exhibit 99.1

Janus International Group, Inc. Announces Redemption of Warrants

TEMPLE, GA, October 13, 2021 – Janus International Group, Inc. (NYSE: JBI) (“Janus” or the “Company”) today announced that the Company will redeem all of its outstanding warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated as of June 7, 2021 by and between the Company (f/k/a Juniper Industrial Holdings, Inc.) and Continental Stock Transfer & Trust Company (the “Warrant Agent”) and the Warrant Agreement, dated as of July 15, 2021, by and between the Company and the Warrant Agent (together, the “Warrant Agreements”), for a redemption price of $0.10 per Warrant (the “Redemption Price”), that remain outstanding at 5:00 p.m. New York City time on November 12, 2021 (the “Redemption Date”).

Under the terms of the Warrant Agreements, the Company is entitled to redeem all of the outstanding Warrants if the last sales price of the Common Stock has been at least $10.00 per share on the trading day prior to the date on which a notice of redemption is given. This share price performance target has been met. At the direction of the Company, the Warrant Agent has delivered a notice of redemption to each of the registered holders of the outstanding Warrants.

In accordance with the Warrant Agreements, upon delivery of the notice of redemption, the Warrants may be exercised either for cash or on a “cashless basis.” Accordingly, holders may continue to exercise Warrants and receive Common Stock in exchange for payment in cash of the $11.50 per warrant exercise price. Alternatively, a holder may surrender Warrants for a certain number of a share of Common Stock (such fraction determined by reference to the Warrant Agreements and described in the notice of redemption) that such holder would have been entitled to receive upon a cash exercise of a Warrant. Holders of warrants that elect a “make-whole” cashless exercise of the Warrants will receive 0.3 of a share of Common Stock for each Warrant surrendered for exercise. The exercise procedures are described in the notice of redemption and the election to purchase included therein. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be delisted, void and no longer exercisable, and the holders will have no rights with respect to those Warrants, except to receive the Redemption Price.

The number of shares of Common Stock that each exercising warrant holder will receive by virtue of the make-whole cashless exercise (instead of paying the $11.50 per Warrant cash exercise price) was calculated in accordance with the terms of the Warrant Agreements with reference to the table set forth in Section 6.2 of the Warrant Agreements based on the fair market value of the shares of Common Stock and length of time to the applicable expiration of the Warrants. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Janus understands from the New York Stock Exchange that November 11, 2021, the trading day prior to the Redemption Date, will be the last day on which the Warrants will be traded on the New York Stock Exchange.

None of Janus, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise, whether on a cash or cashless basis, or refrain from exercising any Warrants.

Issuance of the shares of Common Stock underlying the Warrants has been registered by Janus under the Securities Act of 1933, as amended, and is covered by a registration statement filed on Form S-1 with, and declared effective by, the Securities and Exchange Commission (Registration No. 333-257731). Exercise of Warrants held in “street name” should be directed through the broker of the warrant holder. In addition to the broker, questions may also be directed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attention: Compliance Department, Telephone Number (212) 509-4000 or to Morrow Sodali at (800) 662-5200 (for individuals) / (203) 658-9400 (for banks and brokerages) or by email at JBI@info.morrowsodali.com.

Additional information can be found on Janus’ Investor Relations website: https://ir.janusintl.com/.

About Janus International Group

Janus International Group, Inc. (www.JanusIntl.com) is a leading global manufacturer and supplier of turn-key self-storage, commercial and industrial building solutions, including: roll-up and swing doors, hallway systems, re-locatable storage units and facility and door automation technologies. The Janus team operates out of several U.S. locations and six locations internationally.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’ management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements.

In addition to factors previously disclosed in Janus’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’ ability to compete therein; and (iii) the risk that the demand outlook for Janus’ products may not be as strong as anticipated.

There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’ Quarterly Report on Form 10-Q filed with the SEC on August 10, 2021 and in Janus’ other filings.

Investor Contacts, Janus

Rodny Nacier / Dan Scott

IR@janusintl.com

(770) 562-6399

Media Contacts, Janus

Bethany Morehouse

Marketing Content Manager, Janus International

770-746-9576

Marketing@Janusintl.com

Margot Olcay, ICR

Margot.Olcay@ICRinc.com

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